RELATED PARTY	10 Months Ended
Mar. 31, 2026
Related Party Transactions [Abstract]
RELATED PARTY

6.	RELATED PARTY

Kanans Visvanats, also known as the DA Shareholder, is the sole director and sole shareholder of the Company. The DA Shareholder is also the sole director of Merger Sub. As of March 31, 2026, amounts due to the DA Shareholder totaled approximately $112,000. The amounts represent expenses paid or funded on behalf of the Company and are unsecured, non-interest-bearing and due on demand.